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                                                           Exhibit 23.1.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 31, 1996, on our audits of the financial statements of Landers Auto Sales, Inc. We also consent to the reference to our firm under the caption "Experts".



                                                /s/ Coopers & Lybrand L.L.P.



Memphis, Tennessee
October 22, 1996